                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  February 12, 1996


SUMMAGRAPHICS CORPORATION

___________________________________________________________________
(Exact name of registrant as specified in its charter)



DELAWARE                        0-16071                 06-0888312
(State or other             (Commission File           (IRS Employer
jurisdiction of                  Number)            Identification No.)
incorporation)


8500 CAMERON ROAD    AUSTIN, TX  78754-3999
___________________________________________________________________
(Address of Principal Executive Offices)                 Zip Code


Registrant's telephone number, including area code: (512)873-1540


                                 Not Applicable
                                 --------------
___________________________________________________________________
(Former name or former address, if changes since last report)

ITEM NO. 5 - OTHER EVENTS

     The Registrant signed a non-binding letter of intent with Lockheed Martin Corporation which contemplates combining Lockheed Martin's CalComp subsidiary and Summagraphics, with Lockheed Martin owning 90% of the combined entity. A press release announcing the letter of intent is attached as Exhibit 99.1.

ITEM NO. 7

     (c)     Exhibits

             Exhibit 99.1 Press Release

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 SUMMAGRAPHICS CORPORATION
                                         Registrant



February 12, 1996                       /s/ Robert B. Sims
_____________________________           ______________________________
Date:                                   ROBERT B. SIMS
                                        SENIOR VICE PRESIDENT
                                        GENERAL COUNSEL &
                                        CORPORATE SECRETARY